UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment Number 1
to
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2014
XHIBIT CORP. (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	000-52678 (Commission File Number)	20-0853320 (IRS Employer Identification No.)

1520 E. Pima St., Phoenix, AZ 85034
(Address of principal executive offices) (Zip Code)

(602) 281-3554
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 2 - Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets.

On September 9, 2014, SkyMall, LLC (“SkyMall”) sold 100% of the outstanding membership interests of SkyMall Ventures, LLC (“SMV”) (both wholly-owned subsidiaries of Xhibit Corp. (“Xhibit” or the “Company”)) to Connexions Loyalty, Inc. (“Connexions”) pursuant to a Membership Interest Purchase Agreement dated as of the same date, for a cash purchase price of $24.0 million. SkyMall also is entitled to receive a future payment of up to $3.9 million in cash based upon a formula related to the operating profit of SMV during the 12 months following the closing. The Membership Interest Purchase Agreement contains customary representations, warranties, indemnities and restrictive covenants.

In connection with the sale, SkyMall also entered into a Transition Services Agreement with Connexions, pursuant to which SkyMall will provide a broad range of services to SMV in support of its operations for a term of up to 18 months, in exchange for which Connexions will pay a fee equal to SkyMall's cost of providing such services. In addition, the Company entered into a Limited Guarantee guaranteeing the indemnity and reimbursement obligations of SkyMall under the Membership Interest Purchase Agreement.

SMV is a provider of merchandise, gift cards and experiential rewards reaching millions of loyalty program members in various corporate and other loyalty programs throughout the United States including those operated by internationally-recognized brands. SMV’s loyalty merchandising solutions are co-branded or private-labeled and offer a full suite of services, including development of marketing plans and strategies, product assortment selection and sourcing, website design, development and hosting, customer service support and reporting and analysis.

This Form 8-K/A amends the September 8-K to include the financial information required by Item 9.01 of Form 8-K. The information previously reported in the September 8-K is hereby incorporated by reference into this Form 8-K/A.

Exhibits

Item 9.01  Financial Statements and Exhibits.

(b)  Pro Forma Financial Information.

1)	Unaudited Pro Forma Condensed Balance Sheet as of June 29, 2014.
2)	Unaudited Pro Forma Condensed Statement of Operations for the six month period ended June 29, 2014.
3)	Unaudited Pro Forma Condensed Statement of Operations for the year ended December 31, 2013.
4)	Notes to the Unaudited Pro Forma Condensed Financial Information.

(d)  Exhibits.

2.1	Membership Interest Purchase Agreement By and Among Connexions Loyalty, Inc., as Purchaser, and SkyMall, LLC, as Seller, and SkyMall Ventures, LLC, as the Company Dated September 8, 2014
10.1	Transition Services Agreement Dated September 8, 2014
99.1	Unaudited Pro Forma Condensed Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 14, 2014

Xhibit Corp., a Nevada corporation By: /s/ Scott Wiley Scott Wiley, CFO

Exhibit Index

Exhibit Number	Description
2.1	Membership Interest Purchase Agreement By and Among Connexions Loyalty, Inc., as Purchaser, and SkyMall, LLC, as Seller, and SkyMall Ventures, LLC, as the Company Dated September 8, 2014
10.1	Transition Services Agreement Dated September 8, 2014
99.1	Unaudited Pro Forma Condensed Financial Information